                                                               EXHIBIT 10(cc)(3)


                                                           HI Benefits Committee



                         HOUSTON INDUSTRIES INCORPORATED
                                  SAVINGS PLAN

                (As Amended and Restated Effective July 1, 1995)


                                Seventh Amendment


          The Benefits Committee of Houston Industries Incorporated, having reserved the right under Section 10.3 of the Houston Industries Incorporated Savings Plan, as amended and restated effective July 1, 1995, and thereafter amended (the "Plan"), to amend the Plan, does hereby amend the Plan, effective as of the dates specified below, as follows:

          1. Section 1.11 of the Plan is hereby amended, effective as of January 1, 1997, by deleting the fourth and fifth sentences thereof.

          2. Section 3.7 of the Plan is hereby amended, effective as of December 12, 1994, by adding the following to the end of the first paragraph thereof:

     "Notwithstanding any provisions of this Plan to the contrary, contributions, benefits and service credit with respect to qualified military service will be provided in accordance with Section 414(u) of the Code."

          3. Section 3.10 of the Plan is hereby amended, effective as of October 1, 1997, by adding the following new Subsection (c) to the end thereof:

     "(c) In addition and with respect to only those Participants who previously had an account established under the STP Savings Plan (as defined in Section 8.4) as of October 1, 1997, prior to their employment after such date by an Employer covered by this Plan, the period of employment of such Participant by STP shall be deemed to be employment by an Affiliate hereunder for purposes of eligibility and vesting and shall be calculated as provided in Section 3.10(a) above."

          4. The second paragraph of Section 4.1 of the Plan is hereby amended, effective as of January 1, 1999, to read as follows:

          "The Employer shall also make an Employer Matching Contribution (subject to adjustments for forfeitures and limitations on annual additions as elsewhere specified in the Plan) in the amount, if any, necessary to result in a total allocation under Article V to each Participant's Prior Plan and ESOP Accounts of not less than 75% of the total of his Pre-Tax Basic Contribution and After-Tax Basic Contribution for the Plan Year in the case of HII Participants. Further, the Employer shall make an additional ESOP Contribution and/or Employer Matching Contribution, if necessary, to make the allocation required under Section 5.3(d)(ii) with respect to dividends used to repay an Exempt Loan. In addition, in its discretion, the Employer may make an additional Employer Matching Contribution in an amount determined by the Board of Directors of the Employer and communicated to the Participants within 90 days following the close of the applicable Plan Year.

          5. The fourth sentence of Section 4.2 of the Plan is hereby amended, effective as of January 1, 1998, to read as follows:

     "A Participant's Pre-Tax Contributions under this Plan and all other plans, contracts or arrangements of the Employer shall not exceed a maximum contribution of $10,000 (as adjusted by the Secretary of the Treasury) for each calendar year."

          6. The definition of "Highly Compensated Employee" in Section 4.5(b) of the Plan is hereby amended, effective as of January 1, 1997, by inserting the following as new paragraphs following the fourth paragraph thereto:

          "Effective January 1, 1997, 'Highly Compensated Employee' shall mean any Employee and any employee of an Affiliate who is a highly compensated employee under Section 414(q) of the Code, including any Employee and any employee of an Affiliate who:

               (i) was a 5% owner during the current Plan year or prior Plan Year; or

               (ii) received Compensation during the Plan Year (as defined in Section 5.5(d)(6) in excess of $80,000 or such other dollar amount as may be prescribed by the Secretary of the Treasury or his delegate and, if elected by the Employer, was in the 'top-paid group' (the top 20% of payroll) for the Plan Year, excluding Employees described in Code Section 414(p)(8).

          In determining an Employee's status as a Highly Compensated Employee within the meaning of Section 414(q), the entities set forth in Treasury Regulation Section 1.414(q)-1T Q&A-6(a)(1) through (4) must be taken into account as a single employer.

          A former Employee shall be treated as a Highly Compensated Employee if
     (1) such former Employee was a Highly Compensated Employee when he separated from Service, or (2) such former Employee was a Highly Compensated Employee in Service at any time after attaining age 55."

          7. The sixth paragraph of Section 4.5 of the Plan is hereby deleted, effective as of January 1, 1997.

          8. Section 4.8 of the Plan is hereby amended in its entirety, effective as of January 1, 1997, to read as follows:

          "4.8 Excess Pre-Tax Contributions: As soon as possible following the end of the Plan Year, the Committee shall determine whether either of the tests contained in Section 4.5 were satisfied as of the end of the Plan Year, and any excess Pre-Tax Contributions, plus any income and minus any loss attributable thereto, of those Participants who are among the Highly Compensated Employees shall be distributed to such Participants in the manner provided below based on the amount of Pre-Tax Contributions. In addition, the Employer Contribution made with respect to such excess Pre-Tax Contributions shall be forfeited and applied to reduce future Employer Contributions otherwise required under Section 4.1. Such income shall include the allocable gain or loss for the Plan Year only.

          The amount of any excess Pre-Tax Contributions to be distributed to a Participant shall be reduced by Excess Deferrals previously distributed to him pursuant to Section 4.2 for the taxable year ending in the same Plan Year. All excess Pre-Tax Contributions shall be returned to the Participants no later than the last day of the following Plan Year. The excess Pre-Tax Contributions, if any, of each Participant who is among the Highly Compensated Employees shall be determined by computing the maximum Actual Deferral Percentage which each such Participant may defer under (a) or (b) of Section 4.5 and then reducing the Actual Deferral Percentage of some or all of such Participants through the distribution of such excess Pre-Tax Contributions, on the basis of the amount of Pre-Tax Contributions of such Participants, as necessary to reduce the overall Actual Deferral Percentage for eligible Participants who are among the Highly Compensated Employees to a level which satisfies either (a) or (b) of Section 4.5, according to the following procedures:

               (a) the Pre-Tax Contributions of the Highly Compensated Employee or Employees with the highest dollar amount of Pre-Tax Contributions shall be reduced to equal the dollar amount of the Pre-Tax Contributions of the Highly Compensated Employee or Employees with the next highest dollar amount of Pre-Tax Contributions;

               (b) the reduction amount determined in clause (a) shall be distributed to the Highly Compensated Employee or Employees who had the highest dollar amount of Pre-Tax Contributions prior to such reduction; and

               (c) the procedures in clause (a) and (b) shall be repeated until the total excess Pre-Tax Contributions are distributed and compliance is achieved with (a) or (b) of Section 4.5.

     If these distributions are made, the Actual Deferral Percentage is treated as meeting the nondiscrimination test of Section 401(k)(3) of the Code regardless of whether the Actual Deferral Percentage, if recalculated after distributions, would satisfy Section 401(k)(3) of the Code. The above procedures are used for purposes of recharacterizing excess Pre-Tax Contributions under Section 401(k)(8)(A)(ii) of the Code. For purposes of
     Section 401(m)(9) of the Code, if a corrective distribution of excess Pre-Tax Contributions has been made, or a recharacterization has occurred, the Actual Deferral Percentage for Highly Compensated Employees is deemed to be the largest amount permitted under Section 401(k)(3) of the Code.

               The income or loss attributable to the Participant's excess Pre-Tax Contributions for the Plan Year shall be determined by multiplying the income or loss attributable to the Participant's Pre-Tax Contribution Account balance for the Plan Year by a fraction, the numerator of which is the excess Pre-Tax Contribution and the denominator of which is the Participant's total Pre-Tax Contribution Account balance. Excess Pre-Tax Contributions shall be treated as Annual Additions under Section 5.5 of the Plan."

          9. Section 4.9 of the Plan is hereby deleted and the following Sections renumbered accordingly, effective as of January 1, 1997, along with all current references in the Plan affected by such deletion.

          10. The second paragraph of Section 4.11 (prior to renumbering) of the Plan is hereby deleted, effective as of January 1, 1997.

          11. Section 4.12 (prior to renumbering) of the Plan is hereby amended in its entirety, effective as of January 1, 1997, to read as follows:

          "4.12 Treatment of Excess Aggregate Contributions or ESOP
     Contributions: If neither of the tests described above in Section 4.11 are satisfied with respect to either Aggregate Contributions or ESOP Contributions, the excess Aggregate Contributions or ESOP Contributions (as applicable), plus any income and minus any loss attributable thereto, shall be forfeited or, if not forfeitable, shall be distributed no later than the last day of the Plan Year following the Plan Year in which such excess Aggregate Contributions or ESOP Contributions (as applicable) were made. Such income shall include the allocable gain or loss for the Plan Year only. The income or loss attributable to the Participant's excess Aggregate Contributions or ESOP Contributions (as applicable) for the Plan Year shall be determined by multiplying the income or loss attributable to the Participant's Account for the Plan Year by a fraction, the numerator of which is the excess Aggregate Contribution or ESOP Contributions (as applicable), and the denominator of which is the Participant's total Account balance. Excess Aggregate Contributions or ESOP Contributions shall be treated as Annual Additions under Section 5.5 of the Plan.

               The excess Aggregate Contributions or ESOP Contributions (as applicable), if any, of each Participant who is among the Highly Compensated Employees shall be determined by computing the maximum Contribution Percentage under (a) or (b) of Section 4.11 and then reducing the Contribution Percentage of some or all of such Participants whose Contribution Percentage exceeds the maximum through the distribution or forfeiture of the excess Aggregate Contributions or ESOP Contributions (as applicable), on the basis of the amount of such excess contributions attributable to such Participants, as necessary to reduce the overall Contribution Percentage for eligible Participants who are among the Highly Compensated Employees to a level which satisfies either (a) or (b) of
     Section 4.11, according to the following procedures:

               (a) the Aggregate Contributions or ESOP Contributions (as applicable) of the Highly Compensated Employee or Employees with the highest dollar amount of such contributions shall be reduced to equal the dollar amount of the Aggregate Contributions or ESOP Contributions (as applicable) of the Highly Compensated Employee or Employees with the next highest dollar amount of such contributions;

               (b) the reduction amount determined in clause (a) shall be forfeited by or, if not forfeitable, distributed to the Highly Compensated Employee or Employees who had the highest dollar amount of Aggregate Contributions or ESOP Contributions (as applicable) prior to such reduction; and

               (c) the procedures in clause (a) and (b) shall be repeated until the total excess Aggregate Contributions or ESOP Contributions (as applicable) are forfeited and/or distributed and compliance is achieved with (a) or (b) of Section 4.11.

     If these forfeitures and/or distributions are made, the Contribution Percentage is treated as meeting the nondiscrimination test of Section 401(m)(2) of the Code regardless of whether the Contribution Percentage, if recalculated after such forfeitures and/or distributions would satisfy
     Section 401(m)(2) of the Code. For purposes of Section 401(m)(9) of the Code, if a corrective distribution of excess Aggregate Contributions or ESOP Contributions (as applicable) has been made, the Contribution Percentage for Highly Compensated Employees is deemed to be the largest amount under Section 401(m)(2) of the Code.

     For each Participant who is a Highly Compensated Employee, the amount of excess Aggregate Contributions or ESOP Contributions (as applicable) is equal to the total Employer Contributions and After-Tax Contributions on behalf of the Participant (determined prior to the application of this paragraph) minus the amount determined by multiplying the Participant's actual contribution ratio (determined after application of this paragraph) by his Compensation used in determining such ratio. The individual ratios and Contribution Percentages shall be calculated to the nearest 1/100 of 1% of the Employee's Compensation, as such term is used in paragraph (b) of
     Section 4.11."


          12. Section 4.13 (prior to renumbering) of the Plan is hereby deleted, effective as of January 1, 1997.

          13. Section 5.5(c) of the Plan is hereby amended, effective as of January 1, 2000, by adding the following to the end thereof:

         "5. Termination of Section 5.5(c)

         From and after January 1, 2000, the provisions of this Section 5.5(c) shall no longer apply."

          14. Clause (A) of Section 5.5(d)(5) of the Plan is hereby amended, effective as of January 1, 1995, to read as follows:

          "A. $30,000, as adjusted by the Secretary of the Treasury or his delegate; or"

          15. The last sentence of the last paragraph of Section 5.5(d)(6) of the Plan is hereby amended, effective as of January 1, 1998, to read as follows:


     "Notwithstanding anything to the contrary in this definition, Compensation shall include any and all items which may be included in Compensation under Code Section 415(c)(3), including effective January 1, 1998, (i) any elective deferral (as defined in Code Section 402(g)(3) and (ii) any amount which is contributed or deferred by the Employer at the election of the Employee and which is not includible in the gross income of the Employee by reason of Code Section 125 or 457."


          16. The first paragraph of Section 6.1 of the Plan is hereby amended, effective January 1, 1999, to read as follows:


          "6.1 Termination of Service: In the event of a termination of Service on or after the Effective Date but prior to January 1, 1999, the provisions of Section 6.1 of the Plan as in effect immediately prior to this Amendment shall govern. In the event of a termination of Service on or after January 1, 1999, any Participant for any reason other than disability, Retirement on or after Retirement Date or death, a Participant shall, subject to the further provisions of the Plan, be entitled to receive 100% of the values in his Pre-Tax Contribution Account and After-Tax Contribution Account, plus a portion of his Employer Matching Account and ESOP Account determined by reference to his number of years of Vesting Service and the following table:

                                                          Vesting
            Years of Vesting Service                    Percentage
            ------------------------                    ----------
                     Less than 2                              0%
                     2 but less than 3                       25%
                     3 but less than 4                       50%
                     4 but less than 5                       75%
                     5 and more                             100%"

          17. The first paragraph of Section 6.6 of the Plan is hereby amended, effective as of January 1, 1998, by replacing any reference to "$3,500" with "$5,000."

          18. Section 6.6(b) of the Plan is hereby amended in its entirety, effective as of January 1, 1999, to read as follows:

          "(b) As a distribution in kind of the shares held for his Account in the HI Common Stock Fund and the ESOP Fund. If Company Stock acquired with the proceeds of an Exempt Loan and available for distribution consists of more than one class, a Participant shall receive substantially the same proportion of each such class to the extent the distribution is a distribution from the ESOP Fund. A Participant may elect to receive any percentage, up to 100%, of the vested portion of his Accounts in the HI Common Stock Fund and the ESOP Fund in whole shares of Company Stock, and the remaining HI Common Stock Fund balance, ESOP Fund balance and other Investment Fund balances in cash. If a Participant elects to receive the entire vested portion of his Accounts in the HI Common Stock Fund and the ESOP Fund in whole shares of Company Stock, such Participant shall be entitled to receive a number of whole shares of Company Stock plus the cash value of any partial shares of Company Stock necessary to equal the sum of
     (i) the value in the HI Common Stock Fund held in his Pre-Tax Contribution Account and/or his After-Tax Contribution Account as of the Valuation Date specified in Section 6.8, and (ii) the vested portion of the value in the HI Common Stock Fund held in his Employer Matching Account and the vested portion of the value in the ESOP Fund held in his ESOP Account as of such Valuation Date. If a Participant elects to receive a percentage which is less than 100% of the vested portion of his Accounts in the HI Common Stock Fund and the ESOP Fund in whole shares of Company Stock, then the result obtained from the preceding formula shall be multiplied by such percentage to obtain the number of whole shares of Company Stock and cash for partial shares of Company Stock to be distributed to such Participant."

          19. The third paragraph of Section 6.9 of the Plan is hereby amended, effective as of January 1, 1999, by replacing any reference to "suspense" with "separate."

          20. Section 6.10 of the Plan is hereby amended in its entirety, effective as of January 1, 1999, to read as follows:

          "6.10 Required Minimum Distributions: Notwithstanding any provision of this Plan to the contrary, prior to January 1, 1999, for a Participant attaining age 70 1/2 prior to January 1, 1999, any benefits to which a Participant is entitled shall commence not later than the April 1 following the calendar year in which the Participant attains age 70 1/2, whether or not such Participant's employment had terminated in such year. Effective January 1, 1999, for a Participant attaining age 70 1/2 after December 31, 1998, any benefits to which a Participant is entitled shall commence not later than the April 1 following the latter of (i) the calendar year in which the

     Participant attains age 70 1/2 or (ii) the calendar year in which the Participant's employment terminates (provided, however, that clause (ii) of this sentence shall not apply in the case of a Participant who is a "five-percent owner" (as such term is defined in Section 416 of the Code) with respect to the Plan Year ending in the calendar year in which such Participant attains age 70 1/2). If a Participant is receiving distributions from his Accounts on January 1, 1999 pursuant to this Section
     6.10 as in effect prior to January 1, 1999, but would not be required to receive distributions under this Section 6.10 as in effect on January 1, 1999, then the Participant may elect to cease distributions from his Accounts until the April 1 following the end of the calendar year in which such Participant terminates employment. Distributions under this Section
     6.10 shall be at least equal to the required minimum distributions under
     Section 401(a)(9) of the Code; provided, however, that any installment distributions pursuant to this Section 6.10 for Participants who have not terminated employment shall be made over a period not to exceed ten (10) years."

          21. The last sentence of Section 7.3 of the Plan is hereby amended, effective as of January 1, 1999, to read as follows:


     "Except as provided in Section 7.4 and under Article VI, no withdrawals shall be permitted from a Participant's Pre-Tax Contribution Account, Employer Matching Account or ESOP Account."

          22. The last sentence of Section 7.4(b) of the Plan is hereby amended, effective as of January 1, 1999, to read as follows:

     "A Borrower may repay an outstanding loan in full at any time."

          23. The first sentence of Section 12.4 of the Plan is hereby amended, effective as of August 5, 1997, to read as follows:


     "Except as otherwise provided below and with respect to certain judgments and settlements pursuant to Section 401(a)(13) of the Code, no interest, right or claim in or to the part of the Trust Fund attributable to the Pre-Tax Contribution Account, the After-Tax Contribution Account, the Employer Matching Account or the ESOP Account of any Participant, or any distribution of benefits therefrom, shall be assignable, transferable or subject to sale, mortgage, pledge, hypothecation, commutation, anticipation, garnishment, attachment, execution, claim or levy of any kind, voluntary or involuntary (excluding a levy on an Account other than a Pre-Tax Contribution Account for taxes filed upon the Plan by the Internal Revenue Service), including without limitation any claim asserted by a spouse or former spouse of any Participant, and the Trustee shall not recognize any attempt to assign, transfer, sell, mortgage, pledge, hypothecate, commute or anticipate the same."

          IN WITNESS WHEREOF, the Benefits Committee of Houston Industries Incorporated has caused these presents to be executed by its duly authorized Chairman in a number of copies, all of which shall constitute one and the same instrument, which may be sufficiently evidenced by any executed copy hereof, this 29th day of April, 1999, but effective as of the dates specified herein.


                                           BENEFITS COMMITTEE OF
                                           HOUSTON INDUSTRIES INCORPORATED



                                           By /s/ LEE W. HOGAN
                                              ----------------------------------
                                              Lee W. Hogan, Chairman


ATTEST:


/s/ ELIZABETH P. WEYLANDT
-----------------------------------------
Elizabeth P. Weylandt, Secretary